UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D C 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):    February 1, 2005

Emerson Electric Co.

(Exact Name of Registrant as Specified in Its Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:

(314) 553-2000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On February 1, 2005 the shareholders of Emerson Electric Co. (the “Company”) approved the Emerson Electric Co. Restricted Stock Plan for Non-Management Directors (the “Plan”). The principal provisions of the Restricted Stock Plan for Non-Management Directors are as follows:

The Plan enables the Company to pay non-management Directors a portion of their annual retainer in the form of restricted stock. Any member of the Board of Directors who is not an employee or officer of the Company or any subsidiary of the Company is eligible to participate in the Plan.

Non-management Directors who are elected or re-elected by the stockholders of the Company at, or who continue in office after, each annual meeting of the Company (on or after February 1, 2005) will receive on the date of each annual meeting shares of Company common stock with a fair market value equal to the percentage, from 0% to 100% as determined by the Corporate Governance/Nominating and Public Policy Committee, of the total annual retainer to be paid to non-management Directors.

Shares granted under the Plan are restricted and participants may not sell or otherwise transfer shares granted under the Plan. Participants will receive all dividends on, and will have all voting rights with respect to, such shares. The restrictions will lapse at the end of a non-management Director’s tenure on the Board if the Director’s tenure ends as a result of death, disability, normal retirement or a change of control of the Company. If a Director’s tenure on the Board ends for any other reason, the restrictions will lapse unless the Corporate Governance/Nominating and Public Policy Committee determines that the participant has acted in a manner detrimental to the Company or has failed to fulfill his or her responsibilities in a satisfactory manner. If the restrictions on the shares do not lapse, such shares will be forfeited to, and acquired at no cost by, the Company.

The maximum number of shares of the Company’s common stock that can be granted under the Plan is 250,000 shares, subject to appropriate adjustment in the event of any stock dividends, stock splits, recapitalizations, mergers, consolidations, spin-offs, split-offs, split-ups, combinations or exchanges of shares of the Company.

The foregoing description of the Plan is qualified in its entirety by reference to the provisions of the Plan, which is incorporated herein by reference to the Company’s 2005 Proxy Statement dated December 8, 2004, Appendix B, and filed as Exhibit 10.1 hereto. The form of restricted stock award letter under the Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Also on February 1, 2005, the Corporate Governance/Nominating and Public Policy Committee of the Company’s Board of Directors (the “Committee”) determined to pay $75,000 of each non-management Director’s annual retainer for fiscal year 2005 in the form of restricted stock under the Plan. A summary of the Company’s general compensation arrangements for non-management Directors is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c)     Exhibits

Exhibit Number	Description of Exhibits

10.1	Emerson Electric Co. Restricted Stock Plan for Non-Management Directors (incorporated by reference to Emerson Electric Co. 2005 Proxy Statement dated December 8, 2004, Appendix B).

10.2	Form of Award Letter under the Emerson Electric Co. Restricted Stock Plan for Non-Management Directors.

10.3	Description of Non-Management Director Compensation.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: February 1, 2005	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Emerson Electric Co. Restricted Stock Plan for Non-Management Directors (incorporated by reference to Emerson Electric Co. 2005 Proxy Statement dated December 8, 2004, Appendix B).

10.2	Form of Award Letter under the Emerson Electric Co. Restricted Stock Plan for Non-Management Directors.

10.3	Description of Non-Management Director Compensation.

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